UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 31, 2019

ACTUANT CORPORATION
(Exact name of Registrant, as specified in its charter)

Wisconsin	1-11288	39-0168610
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

N86 W12500 WESTBROOK CROSSING
MENOMONEE FALLS, WISCONSIN 53051

Mailing address: P.O. Box 3241, Milwaukee, Wisconsin 53201
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (262) 293-1500

Former name or address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.20 per share	EPAC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.         Completion of Acquisition or Disposition of Assets.

On October 31, 2019, Actuant Corporation, which has adopted the business name “Enerpac Tool Group” pending approval of a change in its legal corporate name (the “Company”), completed the previously announced sale of its Engineered Components & Systems segment (excluding the Company’s Cortland U.S. business) (the “Business”) to wholly owned subsidiaries of BRWS Parent LLC, a Delaware limited liability company (“Buyer”) and affiliate of One Rock Capital Partners II, LP, pursuant to the Securities Purchase Agreement (the “Purchase Agreement”), dated July 8, 2019, by and among the Company, Actuant France SAS, a company organized under the laws of France, Actuant Holdings AB, a company organized under the laws of Sweden, and Buyer, for an aggregate purchase price of approximately $214.5 million (of which approximately $3.0 million will be paid in four quarterly installments after the date hereof), subject to certain adjustments as set forth in the Purchase Agreement (the “Transaction”).

The foregoing description of the Purchase Agreement and the transactions contemplated thereby, including the sale of the Business, is included to provide you with information regarding its terms. It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which was filed by the Company as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on July 9, 2019, the full text of which is incorporated herein by reference.

Item 8.01.         Other Events.

On October 31, 2019, the Company issued a press release announcing the completion of the Transaction. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.         Financial Statements and Exhibits.

(b) Pro Forma Financial Information:

No pro forma financial statements reflecting the impact of the Transaction are provided in this report, as the Business disposed of in the Transaction was classified as a discontinued operation in the Company’s consolidated statement of operations for the fiscal year ended August 31, 2019 included in its Form 10-K for the fiscal year ended August 31, 2019, and the assets and liabilities of the Business were reflected as “assets from discontinued operations” and “liabilities from discontinued operations”, respectively, in the Company’s consolidated balance sheet as of August 31, 2019 included in such Form 10-K.

(d) Exhibits:

Exhibit No.	Description
2.1
Securities Purchase Agreement dated as of July 8, 2019, by and between the Company, BRWS Parent LLC, Actuant France SAS and Actuant Holding AB (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on July 9, 2019 (File no. 001-11288))

99.1	Press Release issued by the Company on October 31, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTUANT CORPORATION
Date: October 31, 2019
/s/ Fabrizio Rasetti
Fabrizio Rasetti Executive Vice President, General Counsel and Secretary